SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2005

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Underwriting Agreement

On November 9, 2005, Equinix, Inc. (“Equinix” or the “Company”) entered into an underwriting agreement with i-STT Investments Pte. Ltd. (“i-STT”), Citigroup Global Markets Inc., Credit Suisse First Boston LLC (“CSFB”) and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which i-STT agreed to sell and the Underwriters agreed to purchase 5,150,000 shares of common stock of the Company. The closing of the sale of shares is scheduled to occur on November 16, 2005, subject to customary conditions. i-STT has granted to the Underwriters an option to purchase up to 739,549 additional shares of common stock of the Company to cover over-allotments, if any. The underwriting agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Terms Agreement

On November 9, 2005, Equinix entered into a terms agreement with i-STT Investments (Bermuda) Ltd. (“i-STT Bermuda”) and CSFB as representative of the several underwriters named therein (the “Terms Underwriters”), pursuant to which i-STT Bermuda agreed to sell and the Terms Underwriters agreed to purchase 4,300,000 shares of common stock of the Company in connection with the offering by CSFB of its debt securities mandatorily exchangeable for shares of common stock of the Company (or the cash value thereof). The terms agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01

On November 7, 2005, i-STT elected to exercise its preferred stock warrant for 965,674 shares of the Company’s series A preferred stock and elected to convert an aggregate of $2,208,000 of the outstanding series A-1 convertible secured notes, including interest due through November 7, 2005, into 240,578 shares of the Company’s series A preferred stock. In addition, on November 9, 2005, i-STT elected to convert all of its series A preferred stock into an aggregate of 3,074,919 shares of Equinix common stock (the “Conversion”). The series A preferred stock converted into common stock on a 1 to 1 basis.

After the Conversion, which is effective November 9, 2005, the pro forma capitalization of Equinix as of September 30, 2005 is as follows:

	As of September 30, 2005
	Actual	Pro Forma
	(in millions)
Common stock	24.2	27.3
Preferred stock	1.9	—
Preferred stock warrant	1.0	—
Shares reserved for conversion of outstanding convertible secured notes	0.2	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: November 14, 2005	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 10.1	Underwriting Agreement dated November 9, 2005.

Exhibit 10.2	Terms Agreement dated November 9, 2005.